BUSINESS ACQUISITIONS	12 Months Ended
Dec. 31, 2017
Business Combinations1 [Abstract]
BUSINESS ACQUISITIONS
BUSINESS ACQUISITIONS:

Fiscal 2017 Acquisitions:

American Apparel
On February 8, 2017, the Company acquired the American Apparel® brand and certain assets from American Apparel, LLC, ("American Apparel"), which filed for Chapter 11 bankruptcy protection on November 14, 2016. The acquisition was effected through a court supervised auction during which Gildan emerged as the successful bidder with a final cash bid of $88.0 million. The Company also acquired inventory from American Apparel for approximately $10.5 million. The total consideration transferred for this acquisition was therefore $98.5 million (of which $91.9 million was paid in fiscal 2017 and $6.6 million was paid in the fourth quarter of fiscal 2016). The acquisition was financed by the utilization of the Company's long-term bank credit facilities. The American Apparel® brand is a highly recognized brand among consumers and within the North American printwear channel and is a strong complementary addition to Gildan’s growing brand portfolio. The acquisition provides the opportunity to grow American Apparel® sales by leveraging the Company’s extensive printwear distribution networks in North America and internationally to drive further share in the fashion basics category of these markets.

Goodwill recorded in connection with this acquisition is fully deductible for tax purposes. Goodwill is primarily attributable to expected synergies, which were not recorded separately since they did not meet the recognition criteria for identifiable intangible assets. Results from the sale of products under the American Apparel® brand are included in the Printwear segment. The consolidated results of the Company for fiscal 2017 include net sales of $49.1 million and a net loss of $1.0 million (including restructuring and acquisition-related costs) relating to American Apparel since the date of acquisition.

If the acquisition of American Apparel was accounted for on a pro forma basis as if it had occurred at the beginning of the Company’s fiscal year, the Company’s consolidated net sales and net earnings for fiscal 2017 would have been $2,755.6 million and $361.2 million respectively. These pro forma figures are based on estimated results of American Apparel's operations prior to being purchased by the Company, adjusted to reflect fair value adjustments which arose on the date of the acquisition, as if the acquisition occurred on January 2, 2017, and should not be viewed as indicative of the Company’s future results.

Other
On July 17, 2017, the Company acquired substantially all of the assets of a ring-spun yarn manufacturer with two facilities located in Columbus, Georgia for cash consideration of $13.5 million, including a balance due of $1.3 million to be paid within eighteen months of closing. The transaction also resulted in the effective settlement of $1.2 million of trade accounts payable owed by Gildan to the manufacturer prior to the acquisition. Goodwill recorded in connection with this acquisition is fully deductible for tax purposes. Goodwill is attributable primarily to the assembled workforce and was not recorded separately since it did not meet the recognition criteria for identifiable intangible assets. The net sales and net earnings attributable to this acquisition since July 17, 2017 were not significant.

On April 4, 2017, the Company acquired a 100% interest in an Australian based activewear distributor for cash consideration of $5.7 million. The transaction also resulted in the effective settlement of $2.9 million of trade accounts receivable due to Gildan prior to the acquisition. The net sales and net earnings attributable to this acquisition since April 4, 2017 were not significant.

The Company accounted for its acquisitions using the acquisition method in accordance with IFRS 3, Business Combinations. The Company determined the fair value of the assets acquired based on management's best estimate of their fair values and taking into account all relevant information available at that time. The Company has not yet finalized the assessment of the estimated fair values of the inventories and equipment acquired for the acquisitions made on April 4, 2017 and July 17, 2017. The Company expects to finalize its assessment during the first half of fiscal 2018.

The following table summarizes the amounts recognized for the assets acquired and liabilities assumed at the date of acquisition for the fiscal 2017 acquisitions:
5. BUSINESS ACQUISITIONS (continued):

	American Apparel	Other	Total
Assets acquired:
Trade accounts receivable	$—	$1,893	$1,893
Income taxes receivable	—	235	235
Inventories	11,052	7,235	18,287
Prepaid expenses, deposits and other current assets	—	4,100	4,100
Property, plant and equipment	1,527	3,011	4,538
Intangible assets (1)	67,400	2,958	70,358
	79,979	19,432	99,411
Liabilities assumed:
Accounts payable and accrued liabilities	—	(3,822)	(3,822)

Goodwill	18,562	5,525	24,087
Net assets acquired at fair value	$98,541	$21,135	$119,676
Cash consideration paid at closing, net of cash acquired	98,541	18,069	116,610
Settlement of pre-existing relationships	—	1,766	1,766
Balance due	—	1,300	1,300
	$98,541	$21,135	$119,676
(1) The intangible assets acquired relating to American Apparel are comprised of trademarks in the amount of $51.4 million which are not being amortized as they are considered to be indefinite life intangible assets, and customer relationships in the amount of $16.0 million which are being amortized on a straight line basis over their estimated useful lives of ten years. The intangible assets acquired relating to other acquisitions is comprised of customer relationships in the amount $3.0 million which are being amortized on a straight line basis over their estimated useful lives of fifteen years.

Fiscal 2016 Acquisitions:

Peds Legwear, Inc.
On August 22, 2016, the Company acquired a 100% interest in Peds Legwear, Inc. ("Peds") for total consideration of $51.9 million (net of cash acquired and income tax liabilities assumed), of which $47.9 million was paid at closing and a balance due of $4.0 million paid in fiscal 2017. Excluding the income tax liabilities and certain non-operational liabilities assumed, the gross consideration was $55.0 million. The acquisition was financed by the utilization of the Company's long-term bank credit facilities. Peds is a marketer of quality foot apparel and legwear products, including ladies no-show liners, socks and sheer, and therapeutic hosiery sold mainly under the Peds® and MediPeds® brands to U.S. and Canadian retailers. The acquisition is expected to create revenue growth opportunities by leveraging Gildan's existing customer relationships to broaden the channels of distribution for the Peds® and MediPeds® brands and by extending these brands into Gildan’s other product categories. In addition, Peds' current distribution into the footwear channel provides broader access in this channel for Gildan’s brands and product portfolio. Goodwill recorded in connection with this acquisition is partially deductible for tax purposes. Goodwill is attributable primarily to Peds' assembled workforce and expected synergies, which were not recorded separately since they did not meet the recognition criteria for identifiable intangible assets. The operating results of Peds are included in the Branded Apparel segment.

Alstyle Apparel, LLC
On May 26, 2016, the Company acquired a 100% interest in Alstyle Apparel, LLC and its subsidiaries ("Alstyle") for cash consideration of $110 million. The acquisition was financed by the utilization of the Company’s long-term bank credit facilities. Alstyle manufactures and markets activewear products such as T-shirts and fleece, the majority of which are sold under the Alstyle® brand. Alstyle sells its products to screenprinters, embellishers, and mass-marketers largely in the U.S., as well as in Canada and Mexico. Its manufacturing and distribution operations include a large-scale textile manufacturing facility and cut and sew facilities in Mexico, as well as distribution centers located in the U.S., Canada, and Mexico. The acquisition of
Alstyle expands Gildan’s penetration in printwear markets in the U.S., Canada, and Mexico, and broadens and complements Gildan’s position in the Western United States where Alstyle has a strong presence.
5. BUSINESS ACQUISITIONS (continued):

Goodwill recorded in connection with this acquisition is fully deductible for tax purposes. Goodwill is attributable primarily to Alstyle's assembled workforce, which was not recorded separately since it did not meet the recognition criteria for identifiable intangible assets. The operating results of Alstyle are included in the Printwear segment.

The following table summarizes the amounts recognized for the assets acquired and liabilities assumed at the date of acquisition for the fiscal 2016 acquisitions:

	Peds	Alstyle	Total
Assets acquired:
Trade accounts receivable	$11,821	$19,113	$30,934
Inventories	20,548	62,677	83,225
Prepaid expenses, deposits and other current assets	1,180	3,831	5,011
Property, plant and equipment	5,442	26,337	31,779
Intangible assets (1)	26,484	7,500	33,984
Deferred income taxes	1,380	—	1,380
	66,855	119,458	186,313
Liabilities assumed:
Accounts payable and accrued liabilities	(16,376)	(11,629)	(28,005)
Income taxes payable	(2,521)	—	(2,521)
Deferred income taxes	(4,069)	—	(4,069)
	(22,966)	(11,629)	(34,595)

Goodwill	7,980	1,649	9,629
Net assets acquired at fair value	$51,869	$109,478	$161,347
Cash consideration paid at closing, net of cash acquired	47,869	109,478	157,347
Balance due (paid in fiscal 2017)	4,000	—	4,000
	$51,869	$109,478	$161,347
(1) The intangible assets acquired relating to Peds are comprised of customer relationships in the amount of $9.7 million which are being amortized on a straight line basis over their estimated useful lives of fifteen years, trademarks in the amount of $16.3 million which are not being amortized as they are considered to be indefinite life intangible assets, and computer software in the amount of $0.5 million. The intangible assets acquired relating to Alstyle are comprised of customer relationships in the amount of $4.0 million which are being amortized on a straight line basis over their estimated useful lives of fifteen years, and trademarks in the amount of $3.5 million, which are being amortized over five years.